UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

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☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☐ Definitive Additional Materials

☒ Soliciting Material under § 240.14a-12

Volta Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a- 6(i)(1) and 0-11

The following communication was first made available to employees of Volta Inc. on January 18, 2023:

Talking Points and FAQs for Commercial Organization

Talking Points

●	Today we announced that Volta will be acquired by Shell USA Inc. to accelerate decarbonization of the transportation sector.
●	The transaction brings Volta’s powerful dual charging and media network to Shell’s established brand and seeks to unlock robust, long-term growth opportunities in electric vehicle (“EV”) charging.
●	Until the completion of the transaction, which we expect in the first half of this year, it is business as usual at Volta. There will be no immediate change in driver experience, Volta Media™ Network capabilities available to advertisers, or services provided to commercial properties and retail locations.
●	Volta’s team will continue to work with you to achieve your goals going forward, and our mission and commitment to our valued partners remains unchanged.

FAQs

●	Q: [Media] Will Volta continue to support the media business?
o	A: Yes. We don’t expect there to be a change in Volta Media™ Network capabilities available to advertisers or the Volta Media organization that supports your campaigns. We will continue to refine our 2023 plan to expand the network, and the inventory and opportunities available to our clients.

●	Q: [Media] Will Volta be expanding the network in 2023?
o	A: We plan to continue scaling the Volta Media™ Network to reach consumers on the go seconds before they make purchasing decisions. We will share more specific information about the expansion plans for 2023 as they are made available.

●	Q: [Media] How does the combination with Shell impact the Volta Media Network’s sustainability? Is it still a sustainable media network?
o	A: We don’t expect there to be a change in Volta Media™ Network capabilities available to advertisers and EV charging will continue to provide unique value to advertisers, site hosts, drivers, and communities.
o	Every campaign with Volta will continue to contribute to a more sustainable future by powering electric miles and offsetting CO2.
o	Additionally, as part of Shell, Volta will have the opportunity to impact not only a local shift to electric transportation, but a global initiative that Shell has been deploying over time.
o	Shell has committed to achieving net-zero emissions by 2050 and, through its Shell Recharge initiative, has set a target to operate over 500,000 charge points by 2025.

●	Q: [Site] Path Forward: What does this mean for my FY23 plan with Volta? Will it change now?
o	A: Until the completion of the transaction, which we expect in the first half of this year, it is business as usual at Volta.
o	We expect that joining Shell will enable Volta to scale its network and offerings and unlock signed pipeline opportunities that are currently in construction or evaluation.
o	We look forward to discussing a redefined FY23 Charging Solutions Plan and partnering on a meaningful path forward in line with your EV charging and business objectives.

●	Q: [Site] Financial Viability: Will Volta continue to provide my rent payments?
o	A: We are committed to our partners and our agreements, and to providing appropriate payments. More information on timing of specific payments will be shared as soon as it’s available.

●	Q: [All] Financial Viability: When will my invoices to Volta be paid?
o	A: Volta is committed to providing payment for all work completed and services rendered. Your Volta contact will provide more information about timing as soon as it is available.

●	Q: [All] Team: Who will I be working with going forward?
o	A: The Volta team you have worked with to date will continue to partner with you on the strategy and plan for your business.

●	Q: [All] Big Picture: Why Shell?
o	A: Shell has taken tremendous steps in recent years around the decarbonization of transportation. The company has committed to achieving net-zero emissions by 2050 and, through its Shell Recharge initiative, has set a target to operate over 500,000 charge points by 2025. As part of Shell, Volta has an opportunity within the US to be part of a larger global strategy and extend our ability to offer accessible, equitable charging for all through new avenues, including private networks and public infrastructure.

●	Q: [All] What else can you share with me about the plan with Shell?
o	Keep in mind that today is only the first step and there are many details still to be determined in coordination with Shell post-close. We look forward to sharing more information as soon as we’re able.
▪	If a client needs more information, connect with your manager and / or refer them to Drew Lipsher, Michelle Kley, or Vince Cubbage.
▪	Do not provide personal commentary.

Additional Information and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This communication may be deemed to be solicitation material in respect of the proposed merger between a subsidiary of Shell USA, Inc. (“Shell”) and Volta Inc. (“Volta”). In connection with the proposed transaction, Volta plans to file a proxy statement on Schedule 14A (the “Proxy Statement”) with the U.S. Securities and Exchange Commission (“SEC”). STOCKHOLDERS OF VOLTA ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN) AND OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT VOLTA WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Stockholders and investors will be able to obtain free copies of the Proxy Statement and other relevant materials (when they become available) and other documents filed by Volta at the SEC’s website at www.sec.gov. Copies of the Proxy Statement (when they become available) and the filings that will be incorporated by reference therein may also be obtained, without charge, on Volta’s website at investors.voltacharging.com or by contacting Volta Investor Relations at drew@voltacharging.com.

Participants in the Solicitation

Volta and its directors, executive officers and certain employees, may be deemed, under SEC rules, to be participants in the solicitation of proxies in respect of the proposed merger. Information regarding Volta’s directors and executive officers is available in its proxy statement filed with the SEC on June 13, 2022 and in its current reports on Form 8-K filed with the SEC on June 13, 2022, July 12, 2022, August 2, 2022 and January 6, 2023. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC (when they become available). Investors should read the proxy statement and other relevant materials carefully when they become available before making any voting or investment decisions. These documents can be obtained free of charge from the sources indicated above.

Cautionary Statement Regarding Forward-Looking Statements

This communication includes “forward-looking statements” within the meaning of the U.S. federal securities laws. Such statements include statements concerning anticipated future events and expectations that are not historical facts. All statements included in this communication other than statements of historical fact are statements that could be deemed forward-looking statements. Forward-looking statements are based on current expectations and assumptions about future events and currently available information as to the outcome and timing of future events. Such statements are inherently subject to numerous business, economic, competitive, regulatory and other risks and uncertainties, most of which are difficult to predict and many of which are beyond Volta’s control. No assurance can be given that such expectations will be correct or achieved or that the assumptions are accurate or that any transaction will ultimately be consummated. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “plan,” “predict,” “project,” “forecast,” “guidance,” “goal,” “objective,” “prospects,” “possible” or “potential,” by future conditional verbs such as “assume,” “will,” “would,” “should,” “could” or “may,” or by variations of such words or by similar expressions or the negative thereof. Actual results may vary materially from those expressed or implied by forward-looking statements based on a number of factors, including, without limitation: (1) risks related to the consummation of the transaction, including the risks that (a) the transaction may not be consummated within the anticipated time period, or at all, (b) the parties may fail to obtain Volta stockholder approval of the merger agreement, (c) the parties may fail to secure the termination or expiration of the waiting period applicable under the Hart-Scott-Rodino Antitrust Improvements Act or other applicable regulatory approvals, and (d) other conditions to the consummation of the merger under the merger agreement may not be satisfied; (2) the possibility of the termination of the merger agreement and the effects that any termination of the merger agreement may have on Volta or its business, including the risks that Volta’s stock price may decline significantly and that Volta may not be able to continue as a going concern if the transaction is not completed; (3) the effects that the announcement or pendency of the merger may have on Volta and its business, including the risks that as a result (a) Volta’s business, operating results or stock price may suffer, (b) Volta’s current plans and operations may be disrupted, (c) Volta’s ability to retain or recruit key employees may be adversely affected, (d) Volta’s business relationships (including, customers and suppliers) may be adversely affected, or (e) Volta’s management’s or employees’ attention may be diverted from other important matters; (4) the effect of limitations that the merger agreement places on Volta’s ability to operate its business, return capital to stockholders or engage in alternative transactions; (5) the nature, cost and outcome of pending and future litigation and other legal proceedings, including any such proceedings related to the merger and instituted against Volta and others; (6) the risk that the transaction and related transactions may involve unexpected costs, liabilities or delays; (7) other economic, business, competitive, legal, regulatory, and/or tax factors; and (8) other factors described under the heading “Risk Factors” in Part I, Item 1A of Volta’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and Quarterly Reports on Form 10-Q, each as updated or supplemented by subsequent reports that Volta has filed or files with the SEC. The risks and uncertainties may be impacted by the COVID-19 pandemic (including supply chain constraints, labor shortages and inflationary pressure). Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which such statement is made. Should one or more of the risks or uncertainties described in this communication occur, or should underlying assumptions prove incorrect, Volta’s actual results and plans could differ materially from those expressed in any forward-looking statements. All forward-looking statements are expressly qualified in their entirety by this cautionary statement. Except as otherwise required by applicable law, Volta undertakes no obligation to publicly correct or update any forward-looking statement whether as a result of new information, future events or circumstances after the date of this communication, or otherwise.

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